UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2011

Date of reporting period:  November 30, 2011

Item 1. Reports to Stockholders.

Annual Report

November 30, 2011

Investment Adviser

Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York  10017

Phone: 800-473-1155
www.gersteinfisher.com/GFMGX

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	9

STATEMENT OF ASSETS AND LIABILITIES	19

STATEMENT OF OPERATIONS	20

STATEMENT OF CHANGES IN NET ASSETS	21

FINANCIAL HIGHLIGHTS	22

NOTES TO FINANCIAL STATEMENTS	23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	30

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	31

NOTICE OF PRIVACY POLICY & PRACTICES	34

ADDITIONAL INFORMATION	35

Dear Fellow Shareholders,

Despite several months of elevated volatility, the US stock market (as measured by the S&P 500 Index) ended with a return of 7.81% for the year ended 11/30/2011. The worsening sovereign debt crisis in Europe, S&P’s downgrade of US government debt and a sluggish economy all weighed on the market in the second half of the year. For the six months ended 11/30/2011, the US stock market (as measured by the S&P 500 Index) was down 6.27% despite strong corporate profits. Developed international markets (as measured by the MSCI EAFE Index) were hit harder, ending down 16.40% for the same six-month period.

Given the recent volatility of equity markets in general, it is important to recall the role that we envision the Gerstein Fisher Multi-Factor Growth Equity Fund (the “Fund”) playing within an investor’s overall diversified portfolio. The Fund is designed to be an all-cap US growth equity portfolio with additional exposures to targeted, systematic risk factors, while seeking to avoid non-systematic risks such as industry or company overexposures. While we seek to capture a larger share of the equity market’s upside, it needs to be understood that this additional return is fundamentally linked to additional risk and volatility.

For the year ended November 30, 2011, the Fund returned 7.86%.  The Fund’s benchmark, the Russell 3000 Growth Index, returned 8.32%.  Total Fund assets as of 11/30/2011 were approximately $81.70 million.

As of 11/30/2011, the portfolio held 251 equity securities, with no individual holdings constituting more than 5% of the total portfolio, with approximately 80% of holdings in large cap companies and the remaining 20% in small cap companies.  Portfolio industry and sector weightings were held as close to the benchmark as possible after the required risk factor tilts were implemented. This is a direct consequence of controlling for undesired exposures while constraining the portfolio to consist of higher momentum, more value-oriented, and smaller securities within the all cap growth universe.

The risk decomposition of the portfolio relative to the Russell 3000 Growth index was also in line with the way the fund is managed. Aside from the targeted risk factor exposures, the other risk factors were constrained to be neutral relative to the benchmark. Over 70% of the Fund’s active risk was attributable to the strategic risk factor tilts with less than 7% coming from industry under and over-weights. Again, this is a result of the quantitative approach used by the fund in creating a well-diversified portfolio that contains intentional overexposures to certain risk factors.

Multi-factor model performance attribution revealed that the greatest sources of return and variance relative to the benchmark were from the fund’s stated risk factor exposures. Our three largest sources of variance relative to the benchmark were, in descending order:

1.	Momentum exposure (0.26 standard deviations higher than benchmark)

2.	Small company exposure (0.35 standard deviations higher than benchmark)

3.	Value/Growth exposure (0.20 standard deviations higher book/price ratio and 0.26 standard deviations higher earnings/price ratio than benchmark)

Since the Fund’s inception on December 31, 2009, we have been pleased that the fund has tracked our overall expectations. Because our process is based on a mathematically grounded approach, we believe that the Fund should be well positioned to deliver a positive investment experience in the US domestic growth equity space, along with exposure to often-overlooked factors within the growth universe.

We look forward to writing to you again in six months, and we thank you for your continued trust and partnership.

Sincerely,

Gregg S. Fisher, CFA, CFP®
President and Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Securities with “momentum” have recently had above average returns and may be more volatile than a broad cross-section of securities.

Diversification does not assure a profit or protect against a loss in a declining market.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. The S&P 500 Index measures the performance of 500 of the largest capitalization stocks in the U.S. equity universe.  MSCI EAFE Index measures the performance of international non-US developed stocks (as defined by MSCI) that comprise the top 85% of the market cap of the investable universe (as defined by MSCI). An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Gerstein Fisher Multi-Factor Growth Equity Fund is distributed by Quasar Distributors, LLC.

Standard Deviation is a statistical measure of the variability or volatility of the probability distribution of an underlying variable. Assuming normal distribution, 68% of the sample observations lies within 1 standard deviation of the average.

Book/price ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Earnings/Price ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Gerstein Fisher Multi-Factor Growth Equity Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/11–11/30/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Gerstein Fisher Multi-Factor Growth Equity Fund
Expense Example (Continued)
(Unaudited)
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2011 -
	June 1, 2011	November 30, 2011	November 30, 2011*
Actual	$1,000.00	$ 937.60	$5.97
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.95	$6.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of domestic companies of any size. Equity securities may also include preferred stocks, exchange-traded funds (“ETFs”) that invest in equities, individual stock options and options on indices.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  Additionally, the Fund may sell shares of securities short for hedging purposes.

Allocation of Portfolio Holdings
(% of Investments)

Average Annual Total Returns as of November 30, 2011

	Gerstein Fisher	Russell 3000
	Multi-Factor	Growth
	Growth Equity	Index
One Year	7.86%	8.32%
Since Inception (12/31/09)	8.82%	10.27%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month-end may be obtained by calling 800-473-1155 or by visiting our web site at www.gersteinfisher.com/GFMGX. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held less than 60 days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments

November 30, 2011

	Shares	Value
COMMON STOCKS – 98.35%
Administrative and Support Services – 0.14%
AECOM Technology Corp. (a)	5,387	$115,551

Air Transportation – 0.23%
Alaska Air Group, Inc. (a)	2,684	186,323

Ambulatory Health Care Services – 0.34%
Air Methods Corp. (a)	1,353	109,214
Laboratory Corp. of America Holdings (a)	1,965	168,440
		277,654
Amusement, Gambling, and Recreation Industries – 0.32%
Six Flags Entertainment Corp.	6,851	260,338

Animal Production – 0.37%
Cal-Maine Foods, Inc.	8,879	300,643

Apparel Manufacturing – 0.12%
Under Armour, Inc. (a)	1,168	94,993

Beverage and Tobacco Product Manufacturing – 4.70%
Altria Group, Inc.	7,548	216,552
Boston Beer, Inc. (a)	897	89,619
Coca-Cola Enterprises, Inc.	8,406	219,565
Hansen Natural Corp. (a)	1,527	140,789
M & F Worldwide Corp. (a)	23,571	587,861
PepsiCo, Inc.	12,202	780,928
Philip Morris International, Inc.	19,672	1,499,794
Reynolds American, Inc.	7,192	301,057
		3,836,165
Broadcasting (except Internet) – 1.42%
Comcast Corp.	18,214	412,911
DIRECTTV (a)	11,538	544,824
Discovery Communications, Inc. (a)	4,920	206,542
		1,164,277
Building Material and Garden Equipment and Supplies Dealers – 0.63%
Home Depot, Inc.	13,034	511,193

Capital Goods – 0.33%
Aircastle Ltd. (b)	22,939	266,551

Chemical Manufacturing – 8.93%
Abbott Laboratories	19,323	1,054,070

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
Chemical Manufacturing – 8.93% (Continued)
Alexion Pharmaceuticals, Inc. (a)	2,968	$203,783
Carbo Ceramics, Inc.	1,246	177,331
Celanese Corp.	3,551	165,086
CF Industries Holdings, Inc.	2,332	326,013
Colgate-Palmolive Co.	5,036	460,794
Du Pont E I De Nemours & Co.	5,703	272,147
Eastman Chemical Co.	12,793	506,859
Endo Pharmaceuticals Holdings, Inc. (a)	3,584	122,680
Gilead Sciences, Inc. (a)	5,610	223,559
Innophos Holdings, Inc.	6,209	305,793
Johnson & Johnson	7,124	461,065
Kraton Performance Polymers, Inc. (a)	5,384	113,172
LSB Industries, Inc. (a)	4,114	128,645
Monsanto Co.	4,625	339,706
Mosaic Co.	4,193	221,223
Olin Corp.	9,574	181,906
PDL BioPharma, Inc.	29,730	190,272
Perrigo Co.	1,458	142,738
Pharmasset, Inc. (a)	2,856	374,107
Polypore International, Inc. (a)	3,186	156,273
Praxair, Inc.	1,613	164,526
Questcor Pharmaceuticals Inc. (a)	7,098	319,055
Solutia, Inc. (a)	5,204	82,848
Tupperware Brands Corp.	4,658	271,375
Watson Pharmaceuticals, Inc. (a)	2,848	184,038
Westlake Chem Corp.	3,544	148,848
		7,297,912
Clothing and Clothing Accessories Stores – 1.59%
Buckle, Inc.	4,340	173,426
DSW, Inc.	4,921	221,445
Genesco, Inc. (a)	2,429	143,432
Limited Brands, Inc.	4,088	173,045
Ross Stores, Inc.	5,033	448,390
Tiffany & Co.	2,064	138,371
		1,298,109
Computer and Electronic Product Manufacturing – 13.82%
Apple, Inc. (a)	10,211	3,902,645
Atmel Corp. (a)	7,982	70,800
Broadcom Corp.	9,740	295,561
Dell, Inc. (a)	13,115	206,692
EMC Corp. (a)	28,987	666,991
FEI Co. (a)	4,822	194,616
Fossil, Inc. (a)	2,007	179,807

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
Computer and Electronic Product Manufacturing – 13.82% (Continued)
Harris Corp.	9,836	$350,162
InterDigital, Inc.	3,243	142,562
International Business Machines Corp.	15,841	2,978,108
IPG Photonics Corp. (a)	3,355	128,597
Loral Space & Communications, Inc. (a)	6,438	400,122
Mettler-Toledo International, Inc. (a)	669	106,906
National Instruments Corp.	2,164	56,913
NVIDIA Corp. (a)	10,581	165,381
QUALCOMM, Inc.	17,572	962,945
Skyworks Solutions, Inc. (a)	3,907	63,723
St. Jude Medical, Inc.	3,018	116,012
Teradata Corp. (a)	1,742	94,469
TTM Technologies, Inc. (a)	11,530	126,945
Zoll Medical Corp. (a)	2,269	104,442
		11,314,399
Couriers and Messengers – 0.42%
United Parcel Service, Inc.	4,733	339,593

Credit Intermediation and Related Activities – 2.02%
American Express Co.	5,699	273,780
Bank Of The Ozarks, Inc.	8,300	235,305
BofI Holdings, Inc. (a)	3,447	55,428
Cash America International, Inc.	4,919	244,523
Discover Financial Services	5,067	120,696
Signature Bank (a)	3,817	223,027
Visa, Inc.	1,616	156,704
World Acceptance Corp. (a)	4,979	341,658
		1,651,121
Data Processing, Hosting and Related Services – 1.34%
Automatic Data Processing, Inc.	9,563	488,573
DST Systems, Inc.	6,060	288,032
Juniper Networks, Inc. (a)	7,554	171,551
Red Hat, Inc. (a)	2,971	148,788
		1,096,944
Diversified Financials – 0.42%
BlackRock, Inc.	1,979	340,467

Electrical Equipment, Appliance, and Component Manufacturing – 0.77%
Emerson Electric Co.	7,607	397,466
National Presto Industries, Inc.	2,414	228,051
		625,517

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
Fabricated Metal Product Manufacturing – 1.40%
Alliant Techsystems, Inc.	5,391	$317,206
Chart Industries, Inc. (a)	5,186	315,620
Sturm Ruger & Co, Inc.	3,672	118,092
Timken Co.	9,278	389,769
		1,140,687
Food and Beverage Stores – 0.78%
Casey’s General Stores, Inc.	7,151	381,721
Ruddick Corp.	3,212	127,998
Whole Foods Market, Inc.	1,861	126,734
		636,453
Food Manufacturing – 2.48%
B & G Foods, Inc.	10,163	225,517
Bunge Limited (b)	9,786	611,625
Compass Minerals International, Inc.	2,514	192,698
Corn Products International, Inc.	8,975	466,610
Darling International, Inc. (a)	8,629	123,999
Diamond Foods, Inc.	2,948	81,807
Green Mountain Coffee Roasters, Inc. (a)	4,153	217,742
Omega Protein Corp. (a)	12,223	103,040
		2,023,038
Food Services and Drinking Places – 3.01%
Chipotle Mexican Grill, Inc. (a)	1,401	450,506
Hyatt Hotels Corp. (a)	14,046	501,302
McDonald’s Corp.	11,920	1,138,598
Yum! Brands, Inc.	6,535	366,221
		2,456,627
Food, Beverage & Tobacco – 1.18%
Coca-Cola Co.	14,365	965,759

Funds, Trusts, and Other Financial Vehicles – 0.16%
Amerigroup Corp. (a)	2,270	129,776

Furniture and Related Product Manufacturing – 0.09%
Tempur Pedic International, Inc. (a)	1,405	76,727

General Merchandise Stores – 2.11%
Dollar Tree, Inc. (a)	3,088	251,641
Macy’s, Inc.	6,271	202,741
Pricesmart, Inc.	3,040	206,264
Target Corp.	3,762	198,257
Tractor Supply Co.	1,682	121,491

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
General Merchandise Stores – 2.11% (Continued)
Wal-Mart Stores, Inc.	12,613	$742,907
		1,723,301
Health and Personal Care Stores – 1.16%
Express Scripts, Inc. (a)	4,106	187,439
McKesson Corp.	2,877	233,928
Medco Health Solutions, Inc. (a)	3,507	198,742
Owens & Minor, Inc.	7,291	224,563
Walgreen Co.	3,039	102,475
		947,147
Heavy and Civil Engineering Construction – 0.49%
Chicago Bridge & Iron Co. (b)	2,251	93,078
KBR, Inc.	2,855	82,510
Mastec, Inc. (a)	6,928	110,917
Primoris Services Corp.	8,294	117,941
		404,446
Hospitals – 0.14%
Skilled Healthcare Group, Inc. (a)	27,531	117,557

Insurance Carriers and Related Activities – 1.53%
Amtrust Financial Services, Inc.	7,305	193,656
Erie Indemnity Co.	2,899	213,917
Healthspring, Inc. (a)	5,574	304,452
Validus Holdings Ltd. (b)	17,853	537,196
		1,249,221
Leather and Allied Product Manufacturing – 0.86%
Deckers Outdoor Corp. (a)	3,179	346,336
NIKE, Inc.	3,674	353,365
		699,701
Machinery Manufacturing – 3.16%
Applied Materials, Inc.	21,678	233,689
Cascade Corp.	3,182	138,449
Caterpillar, Inc.	4,638	453,967
Cummins, Inc.	3,468	334,072
Deere & Co.	2,936	232,678
Flowserve Corp.	2,401	246,751
Joy Global, Inc.	826	75,397
Lam Research Corp. (a)	8,015	326,771
Oil States International, Inc. (a)	4,830	363,458
Twin Disc, Inc.	4,182	177,317
		2,582,549
Merchant Wholesalers, Durable Goods – 2.91%
Anixter International, Inc. (a)	5,929	364,100

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
Merchant Wholesalers, Durable Goods – 2.91% (Continued)
Arrow Electronics, Inc. (a)	11,331	$414,261
Covidien PLC (b)	11,101	505,650
Dorman Products, Inc. (a)	4,157	160,793
Henry Schein, Inc. (a)	5,905	379,928
LKQ Corp. (a)	6,035	184,248
WW Grainger, Inc.	1,987	371,370
		2,380,350
Merchant Wholesalers, Nondurable Goods – 0.65%
Herbalife Ltd. (b)	4,965	274,565
Ralph Lauren Corp.	1,760	249,674
		524,239
Mining (except Oil and Gas) – 1.05%
Cliffs Natural Resources, Inc.	8,081	547,973
Freeport-McMoRan Copper & Gold Inc.	7,908	313,157
		861,130
Miscellaneous Manufacturing – 3.01%
3M Co.	3,899	315,975
Becton Dickinson & Co.	5,279	389,485
Cooper Companies, Inc.	5,060	309,976
CR Bard, Inc.	3,465	302,113
Edwards Lifesciences Corp. (a)	885	58,437
WR Grace & Co. (a)	1,759	73,298
Haemonetics Corp. (a)	2,281	135,104
Intuitive Surgical, Inc. (a)	834	362,131
NewMarket Corp.	2,591	512,732
		2,459,251
Miscellaneous Store Retailers – 0.11%
1-800-Flowers.com, Inc. (a)	38,757	93,792

Motion Picture and Sound Recording Industries – 0.21%
Cinemark Holdings, Inc.	8,730	171,021

Motor Vehicle and Parts Dealers – 0.87%
Advance Auto Parts, Inc.	4,018	278,126
AutoZone, Inc. (a)	1,328	436,089
		714,215
Nonstore Retailers – 1.04%
Amazon.com, Inc. (a)	3,853	740,893
Systemax, Inc. (a)	7,574	111,338
		852,231

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
Oil and Gas Extraction – 2.39%
Apache Corp.	2,780	$276,443
Cabot Oil & Gas Corp.	2,857	253,102
Concho Resources, Inc. (a)	2,240	227,629
Contango Oil & Gas Company (a)	6,744	424,872
Helmerich & Payne, Inc.	2,628	149,691
Occidental Petroleum Corp.	4,056	401,138
Whiting Petroleum Corp. (a)	4,685	217,899
		1,950,774
Other Information Services – 1.88%
BGC Partners, Inc.	10,956	69,242
Google, Inc. (a)	2,453	1,470,304
		1,539,546
Paper Manufacturing – 0.83%
International Paper Co.	5,915	167,986
Rock-Tenn Co.	6,173	359,578
Temple Inland, Inc.	4,615	146,895
		674,459
Personal and Laundry Services – 0.07%
Weight Watchers International, Inc.	948	55,714

Petroleum and Coal Products Manufacturing – 5.31%
Chevron Corp.	9,580	985,015
CVR Energy, Inc. (a)	5,556	101,119
Exxon Mobil Corp.	37,798	3,040,471
Hollyfrontier Corp.	6,454	150,056
Western Refining, Inc. (a)	5,959	70,853
		4,347,514
Plastics and Rubber Products Manufacturing – 0.16%
Armstrong World Industries, Inc.	3,296	130,818

Primary Metal Manufacturing – 0.33%
Precision Castparts Corp.	1,648	271,508

Professional, Scientific, and Technical Services – 4.88%
Accenture PLC (b)	11,205	649,105
Alliance Data Systems Corp. (a)	1,450	148,495
Biogen Idec, Inc. (a)	4,714	541,875
Booz Allen Hamilton Holdings Corp. (a)	14,995	209,480
CACI International, Inc. (a)	8,721	491,690
Celgene Corp. (a)	2,643	166,720
Cognizant Technology Solutions Corp. (a)	3,559	239,699
Mastercard, Inc.	854	319,866

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
Professional, Scientific, and Technical Services – 4.88% (Continued)
Mistras Group, Inc. (a)	5,028	$118,309
priceline.com, Inc. (a)	1,426	692,879
Teledyne Technologies, Inc. (a)	1,655	93,805
Towers Watson & Co.	2,924	190,528
Wright Express Corp. (a)	2,346	123,118
		3,985,569
Publishing Industries (except Internet) – 5.28%
Adobe Systems, Inc. (a)	12,025	329,726
Broadsoft, Inc. (a)	6,523	228,827
Microsoft Corp.	73,920	1,890,874
Opnet Technologies, Inc.	7,242	258,322
Oracle Corp.	42,407	1,329,459
SXC Health Solutions Corp. (a)(b)	2,032	119,522
TIBCO Software, Inc. (a)	5,632	154,317
		4,311,047
Rail Transportation – 0.60%
CSX Corp.	10,694	232,167
Kansas City Southern (a)	3,866	263,004
		495,171
Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.95%
GAMCO Investors, Inc.	2,532	119,536
IntercontinentalExchange, Inc. (a)	1,289	156,897
NASDAQ OMX Group, Inc. (a)	9,402	246,803
Stifel Financial Corp. (a)	2,064	65,429
Virtus Investment Partners, Inc. (a)	2,447	185,703
		774,368
Support Activities for Mining – 1.68%
Atwood Oceanics, Inc. (a)	3,476	142,516
Halliburton Co.	11,604	427,027
Rowan Companies, Inc. (a)	3,601	122,110
Schlumberger Ltd. (b)	9,072	683,394
		1,375,047
Support Activities for Transportation – 0.26%
Tidewater, Inc.	4,141	208,706

Telecommunications – 1.95%
AboveNet, Inc.	3,969	237,108
J2 Global Communications, Inc.	5,728	155,286
Surewest Communications	11,106	127,608
Verizon Communications, Inc.	6,294	237,473

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2011

	Shares	Value
Telecommunications – 1.95% (Continued)
Viacom, Inc.	18,672	$835,758
		1,593,233
Transportation Equipment Manufacturing – 3.89%
Astronics Corp. (a)	5,400	192,564
BorgWarner, Inc. (a)	4,817	317,537
Dana Holding Corp. (a)	6,931	86,360
Eaton Corp.	10,134	455,118
Ford Motor Co. (a)	18,671	197,913
HEICO Corp.	3,001	178,079
Honeywell International, Inc.	13,558	734,165
Lockheed Martin Corp.	3,124	244,141
Polaris Industries, Inc.	2,858	171,766
TAL International Group, Inc.	4,463	117,466
TransDigm Group, Inc. (a)	1,273	122,743
Triumph Group, Inc.	4,373	260,150
WABCO Holdings, Inc. (a)	2,117	99,520
		3,177,522
Utilities – 0.70%
ITC Holdings Corp.	7,784	575,393

Waste Management and Remediation Services – 0.19%
Clean Harbors, Inc. (a)	2,603	156,102

Water Transportation – 0.46%
Golar LNG Ltd. (b)	3,831	167,032
Royal Caribbean Cruises Ltd. (b)	7,661	212,286
		379,318
Wholesale Electronic Markets and Agents and Brokers – 0.23%
Scansource, Inc. (a)	5,456	191,560
Total Common Stocks (Cost $70,999,058)		80,380,337

REAL ESTATE INVESTMENT TRUSTS – 1.18%
LTC Properties, Inc.	8,369	240,608
National Health Investors, Inc.	5,677	240,194
Alexander’s, Inc.	639	253,434
Rayonier, Inc.	5,668	230,348
Total Real Estate Investment Trusts (Cost $958,998)		964,584

EXCHANGE TRADED FUNDS – 0.63%
iShares Russell 1000 Growth Index Fund	7,100	413,149
iShares Russell 2000 Index Fund	1,400	103,194
Total Exchange Traded Funds (Cost $495,692)		516,343

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2011

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 0.23%
Money Market Fund – 0.23%
Wells Fargo Advantage Government Money Market Fund	$184,307	$184,307
Total Short-Term Investments (Cost $184,307)		184,307
Total Investments (Cost $72,638,055) – 100.39%		82,045,571
Liabilities in Excess of Other Assets – (0.39)%		(319,790)
TOTAL NET ASSETS – 100.00%		$81,725,781

Percentages are stated as a percent of net assets.

(a)Non-income producing security.
(b)Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Statement of Assets and Liabilities

November 30, 2011

Assets
Investments, at value (cost $72,638,055)	$82,045,571
Cash	21,600
Dividends and interest receivable	152,978
Receivable from Fund shares sold	504,973
Other assets	15,708
Total Assets	82,740,830

Liabilities
Payable for investments purchased	495,692
Payable to Custodian	19,600
Payable to the Adviser	56,016
Payable to affiliates	50,316
Payable from Fund shares redeemed	355,802
Accrued expenses and other liabilities	37,623
Total Liabilities	1,015,049
Net Assets	$81,725,781

Net Assets Consist Of:
Paid-in capital	$71,531,907
Accumulated net investment income	120,694
Accumulated net realized gain	665,664
Net unrealized appreciation on investments	9,407,516
Net Assets	$81,725,781

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	6,980,436

Net asset value, redemption price and offering price per share(1)	$11.71

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee of the net amount of the redemption on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Statement of Operations

For the Year Ended November 30, 2011

Investment Income
Dividend income(1)	$1,165,739
Interest income	60
Total Investment Income	1,165,799

Expenses
Advisory fees	637,247
Administration fees	90,804
Fund accounting fees	40,818
Transfer agent fees and expenses	28,212
Audit and tax fees	28,033
Federal and state registration fees	23,653
Custody fees	12,023
Legal fees	10,392
Chief Compliance Officer fees and expenses	9,943
Reports to shareholders	7,028
Trustees’ fees and related expenses	4,857
Other expenses	8,023
Total expense before recoupment	901,033
Expense Recoupment by Adviser (Note 4)	21,573
Net expenses	922,606

Net Investment Income	243,193

Realized and Unrealized Gain on Investments
Net realized gain from investments	3,405,808
Change in net unrealized appreciation on investments:	1,793,192
Net Realized and Unrealized Gain on Investments	5,199,000
Net Increase in Net Assets from Operations	$5,442,193

(1)	Net of foreign taxes withheld of $259.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Statement of Changes in Net Assets

	Year Ended	Period Ended
	November 30,	November 30,
	2011	2010(1)
From Operations
Net investment income	$243,193	$155,498
Net realized gain (loss) from investments	3,405,808	(2,744,673)
Net change in unrealized appreciation on investments	1,793,192	7,614,324
Net increase in net assets from operations	5,442,193	5,025,149

From Distributions
Net investment income	(273,468)	—
Net decrease in net assets
resulting from distributions paid	(273,468)	—

From Capital Share Transactions
Proceeds from shares sold	31,588,794	72,442,921
Net asset value of shares
issued to distributions declared	261,348	—
Costs for shares redeemed*	(20,521,018)	(12,240,138)
Net increase in net assets from
capital share transactions	11,329,124	60,202,783

Total Increase in Net Assets	16,497,849	65,227,932

Net Assets
Beginning of period	65,227,932	—
End of period	$81,725,781	$65,227,932

Accumulated Net Investment Income	$120,694	$150,969

*Net of Redemption fees of	$1,402	$657

(1)	The Fund commenced operations on December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	November 30,	November 30,
	2011	2010(1)
Net Asset Value, Beginning of Period	$10.90	$10.00

Income from investment operations:
Net investment income(2)	0.04	0.03
Net realized and unrealized gain on investments	0.82	0.87
Total from investment operations	0.86	0.90

Less distributions paid:
From net investment income	(0.05)	—
Total distributions paid	(0.05)	—
Paid-in capital from redemption fees (Note 2)	—	0.00 (3)
Net Asset Value, End of Period	$11.71	$10.90

Total Return(4)	7.86%	9.00%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$81,726	$65,228
Ratio of expenses to average net assets:
Before waiver, expense
reimbursement and recoupments(5)	1.20%	1.29%
After waiver, expense
reimbursement and recoupments(5)	1.23%	1.25%
Ratio of net investment income to average net assets:
Before waiver, expense
reimbursement and recoupments(5)	0.35%	0.28%
After waiver, expense
reimbursement and recoupments(5)	0.32%	0.33%
Portfolio turnover rate(4)	74.74%	141.07%

(1)	The Fund commenced operations on December 31, 2009.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor Growth Equity Fund
Notes to Financial Statements
November 30, 2011

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Gerstein Fisher Multi-Factor Growth Equity Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund commenced operations on December 31, 2009. Costs incurred by the Fund in connection with the organization, registration and initial public offering of shares were paid by Gerstein, Fisher & Associates, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events

Gerstein Fisher Multi-Factor Growth Equity Fund
Notes to Financial Statements (Continued)
November 30, 2011

cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—-	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2011:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$80,380,337	$—	$—	$80,380,337
Real Estate Investment Trusts	964,584	—	—	964,584
Exchange Traded Funds	516,343	—	—	516,343
Total Equity	81,861,264	—	—	81,861,264
Short-Term Investments	184,307	—	—	184,307
Total Investments in Securities	$82,045,571	$—	$—	$82,045,571

During the period, there were no significant transfers between levels for the Fund. The Fund did not hold any Level 3 securities during the period. The Fund did not hold financial derivative instruments during the period presented.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders

Gerstein Fisher Multi-Factor Growth Equity Fund
Notes to Financial Statements (Continued)
November 30, 2011

sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on the net amount of the redemption on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on an identified cost basis. Dividend income

Gerstein Fisher Multi-Factor Growth Equity Fund
Notes to Financial Statements (Continued)
November 30, 2011

is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2011 was as follows:

November 30, 2011
Ordinary Income	$273,468
Long-Term Capital Gain	$—

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$72,601,398
Gross tax unrealized appreciation	11,594,791
Gross tax unrealized depreciation	(2,405,618)
Net tax unrealized appreciation	9,189,173
Undistributed ordinary income	140,160
Undistributed long-term capital gain	864,541
Total distributable earnings	1,004,701
Other accumulated losses	—
Total accumulated gains	$10,193,874

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and a mark-to-market PFIC adjustment.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	$(1,958)
Accumulated Net Realized Gain/(Loss)	$1,958

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of November 30, 2011. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2011. At November 30, 2011, the fiscal tax years 2010 and 2011 remain open to examination in the Fund’s major jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on December 31, 2009, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

Gerstein Fisher Multi-Factor Growth Equity Fund
Notes to Financial Statements (Continued)
November 30, 2011

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses through March 30, 2013 at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  During the year ended November 30, 2011, expenses of $21,573 previously waived by the Adviser were recouped by the Adviser.

(5)	Related Party Transactions

 A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor. The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended November 30, 2011, the Fund was allocated $9,943 of the Trust’s Chief Compliance Officer fee.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
	November 30, 2011	November 30, 2010(1)
Shares sold	2,750,855	7,214,153
Shares issued to holders in
reinvestment of distributions	22,726	—
Shares redeemed	(1,775,301)	(1,231,997)
Net increase	998,280	5,982,156

(1)	The Fund commenced operations on December 31, 2009.

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Fund for the year ended November 30, 2011, are listed below. The Fund did not have any purchases or sales of long-term U.S. Government securities.

Purchases	$70,249,132
Sales	$56,061,944

Gerstein Fisher Multi-Factor Growth Equity Fund
Notes to Financial Statements (Continued)
November 30, 2011

(8)	Line of Credit

The Fund had a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the year ended November 30, 2011, the Fund borrowed on the line of credit on 10 days, with an average borrowing on those days of $1,031,450.

(9)	Recent Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the November 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the November 30, 2012 taxable year.

(10)	Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”).  ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures.  Effective on January 1, 2011, ASU 2010-06 requires disclosure of information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis.  The adoption of this ASU in 2011 did not have a significant impact on the Fund’s financial statements for the periods presented.

Gerstein Fisher Multi-Factor Growth Equity Fund
Notes to Financial Statements (Continued)
November 30, 2011

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers; and

2)
for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Gerstein Fisher Multi-Factor Growth Equity Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Gerstein Fisher Multi-Factor Growth Equity Fund and,
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gerstein Fisher Multi-Factor Growth Equity Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 27, 2012

Gerstein Fisher Multi-Factor Growth Equity Fund
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2011 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Gerstein Fisher Multi-Factor Growth Equity Fund (the “Fund”), a series of the Trust, and Gerstein Fisher & Associates, Inc., the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2012.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Gregg S. Fisher, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness

Gerstein Fisher Multi-Factor Growth Equity Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended July 31, 2011.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to multiple benchmark indices, specifically the Russell 3000 Growth Index, the Russell 1000 Growth Index and the S&P 500 Index, and in comparison to a peer group of U.S. open-end large growth funds as constructed by data presented by Morningstar, Inc.  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account that was similar to the Fund in terms of investment strategy.  The Trustees noted that the Fund’s performance for the year-to-date and one-year periods ended July 31, 2011 was above its peer group averages, falling within the second quartile and first quartile, respectively.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its peer group of U.S. open-end large growth funds, as constructed by data presented by Morningstar, Inc., and the Adviser’s separately-managed account that was similar to the Fund in terms of investment strategy, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not yet fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2011 meeting, as well as the presentations made by the Adviser over the course of the year.

Gerstein Fisher Multi-Factor Growth Equity Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees noted that the Fund’s contractual management fee of 0.85% fell within the third quartile and was above its peer group average of 0.71%, which fell in the second quartile.  The Trustees observed that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.25% fell within the third quartile and was above its peer group average of 1.07%, which fell in the second quartile.  The Trustees then compared the fees paid by the Fund to the fees paid by the Adviser’s separately-managed account that was similar to the Fund in terms of investment strategy, and noted that the Fund’s management fee was reasonable.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser was open to consider breakpoints in its fee structure when the asset level of the Fund increased.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND
The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

Gerstein Fisher Multi-Factor Growth Equity Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Gerstein Fisher Multi-Factor Growth Equity Fund
Additional Information
(Unaudited)

Tax Information

The Fund designates 100% of its ordinary income distribution for the year ended November 30, 2011, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2011, 100% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-473-1155.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and	28	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 56		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	28	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 55		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Gerstein Fisher Multi-Factor Growth Equity Fund
Additional Information (Continued)
(Unaudited)
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jonas B. Siegel	Trustee	Indefinite	Managing Director,	28	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 68		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–present); Vice		Trustee,
			President, Secretary,		Gottex Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		Fund complex
			Trust (an open-end		(three closed-
			investment company)		end investment
			1997–2007); President,		companies);
			CAO and CCO,		Independent
			Granum Securities,		Trustee, Ramius
			LLC (a broker-dealer)		IDF, LLC (a
			(1997–2007).		closed-end
investment
company).
Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	28	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 49	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 54	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

Gerstein Fisher Multi-Factor Growth Equity Fund
Additional Information (Continued)
(Unaudited)
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 64	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	and Legal
Milwaukee, WI 53202		November 15,	Compliance Officer,
Age: 32		2005	U.S. Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 37		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 29		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-473-1155. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 800-473-1155 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

GERSTEIN FISHER MULTI-FACTOR GROWTH EQUITY FUND

Investment Adviser	Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 8, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$23,150	$22,500
Audit-Related Fees	0	0
Tax Fees	$4,890	$4,750
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on February 8, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                    Trust for Professional Managers

By (Signature and Title)*            /s/ Joseph Neuberger
Joseph Neuberger, President

Date       January 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ Joseph Neuberger
Joseph Neuberger, President

Date       January 31, 2012

By (Signature and Title)*            /s/ John Buckel
John Buckel, Treasurer

Date       January 31, 2012

* Print the name and title of each signing officer under his or her signature.